Exhibit 10.2

INCREMENTAL TERM LOAN AGREEMENT

THIS INCREMENTAL TERM LOAN AGREEMENT (this "Agreement"), dated as of July 1, 2017, to the Credit Agreement referenced below is by and among Cross Country Healthcare, Inc., a Delaware corporation (the "Borrower"), the Guarantors, SunTrust Bank (the "Incremental Term Loan Lender") and SunTrust Bank, in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors identified therein, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of June 22, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of May 16, 2017, that certain Second Amendment to Credit Agreement dated as of the date hereof and as further amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement");

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower may increase the Aggregate Revolving Commitments or establish one or more additional term loans (each such term loan, an "Incremental Term Loan") by up to $50,000,000 in the aggregate;

WHEREAS, the Borrower or one or more of its wholly-owned Subsidiaries intends to acquire substantially all of the assets of Advantage RN, LLC, an Ohio limited liability company, and its Subsidiaries (the "Specified Acquired Business") in a transaction that will result in the Borrower (or one or more of its wholly-owned Subsidiaries) owning substantially all of the assets of the Specified Acquired Business and its Subsidiaries (the "Specified Acquisition") pursuant to that certain Asset Purchase Agreement dated as of June 13, 2017 by and among the Borrower, as buyer, Advantage RN, LLC and certain of its subsidiaries and affiliates, the signing members and the seller representative (the "Specified Acquisition Agreement");

WHEREAS, in connection with the Specified Acquisition, the Borrower notified the Administrative Agent in accordance with the provisions of Section 2.23 of the Credit Agreement that it intends to establish an Incremental Term Loan in the aggregate principal amount of $40,000,000 the proceeds of which will be used solely to pay part of the consideration for the Specified Acquisition and associated costs and expenses; and

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.23 of the Credit Agreement, the Incremental Term Loan Lender has agreed to provide an additional term loan in the amount of $40,000,000 on the terms and conditions set forth herein, which increase shall constitute an Incremental Term Loan under the Credit Agreement.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Introductory Paragraph and Recitals.  The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth in the body of this Agreement.
2.            Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

3.            Incremental Term Loan.

(a)            The Incremental Term Loan (as defined herein) constitutes an "Incremental Term Loan", a "Term Loan" and a "Loan" as such terms are defined and used in the Credit Agreement.

(b)            The Incremental Term Loan Lender agrees that the aggregate principal amount of its Incremental Term Loan Commitment is set forth on Exhibit A attached hereto.

(c)            The proceeds of the Incremental Term Loan shall be used solely to pay part of the consideration for the Specified Acquisition and associated costs and expenses.

(d)            Subject to the terms and conditions set forth herein, the Incremental Term Lender agrees to make its portion of the Incremental Term Loan to the Borrower in one advance on any Business Day from the date hereof through and including July 7, 2017 (the "Incremental Term Loan Funding Date") in a principal amount equal to the Incremental Term Loan Commitment of such Incremental Term Lender.  The Incremental Term Loan may be, from time to time in the Borrower's discretion (subject to the terms of the Credit Agreement), Base Rate Loans, LIBOR Index Rate Loans or Eurodollar Loans or a combination thereof.  Amounts repaid on Incremental Term Loan may not be reborrowed.

(e)            The Maturity Date for the Incremental Term Loan is the earlier of (i) June 22, 2021 or (ii) the date on which the principal amount of all outstanding Term Loans has been declared or automatically has become due and payable pursuant to Section 8.1 of the Credit Agreement (whether by acceleration or otherwise).

(f)            The Applicable Margin for the Incremental Term Loan shall be, as of any date, a percentage per annum determined by reference to the applicable Consolidated Net Leverage Ratio in effect on such date as set forth in the table below:

Level	Consolidated Net Leverage Ratio	Eurodollar Loans, LIBOR Index Rate Loans and Letter of Credit Fee	Base Rate Loans
I	< 1.50:1.00	1.75%	0.75%
II	> 1.50:1.00 but < 2.00:1.00	2.00%	1.00%
III	> 2.00:1.00 but < 2.50:1.00	2.25%	1.25%
IV	> 2.50:1.00 but < 3.00:1.00	2.50%	1.50%
V	> 3.00:1.00	2.75%	1.75%

Changes in the Applicable Margin resulting from a change in the Consolidated Net Leverage Ratio shall be made pursuant to the definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement and other applicable provisions in the Credit Agreement (which are hereby incorporated by references, mutatis mutandis, as if set forth herein) in the same manner as other Loans under the Credit Agreement, including any imposition of an Accurate Applicable Margin in accordance with the terms of the Credit Agreement.  For the avoidance of doubt, upon consummation of the Specified Acquisition, the Applicable Margin from the date of such consummation until the second Business Day after which the financial statements and Compliance Certificate for the Fiscal Quarter ending September 30, 2017 are required to be delivered shall be at Level III as set forth in the table above consistent with the Credit Agreement.

(g)            The Borrower unconditionally promises to pay to the Administrative Agent, for the account of the Incremental Term Loan Lender, the then unpaid principal amount of the Incremental Term Loan in quarterly installments, commencing with the first full Fiscal Quarter ending after the Incremental Term Loan is funded, with each such installment being in the aggregate principal amount (as such installment may be adjusted as a result of prepayments made pursuant to Sections 2.11 and 2.12 of the Credit Agreement) for the Incremental Term Lender equal to (i) 1.875% of the principal amount of the Incremental Term Loan actually advanced for the first eight (8) installments and (ii) 2.50% of the principal amount of the Incremental Term Loan actually advanced for the remaining installments (and on such other date(s) and in such other amounts as may be required from time to time pursuant to this Agreement); provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Incremental Term Loan shall be due and payable on the Maturity Date.
4.            Conditions Precedent.  This Agreement shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:
(a)            Documentation. Receipt by the Administrative Agent of counterparts of this Agreement executed by the Borrower, the Guarantors, the Incremental Term Loan Lender and the Administrative Agent.
(b)            Authorization.  Receipt by the Administrative Agent of a certificate of the Borrower signed by a Responsible Officer of the Borrower certifying and attaching resolutions adopted by the board of directors (or equivalent governing body) of such Loan Party approving this Agreement.

(c)            Consummation of Specified Acquisition.  Substantially concurrent with or prior to the funding of the Incremental Term Loan on the Incremental Term Loan Funding Date, the following shall have occurred:

(i)                the proceeds of the borrowings made on the Incremental Term Loan Funding Date pursuant to Incremental Term Loan, proceeds from Revolving Loans and cash on hand of the Borrower and its Subsidiaries shall be sufficient, and shall have been applied solely, to consummate the Specified Acquisition and reasonable out-of-pocket costs associated therewith.
(ii)                the Specified Acquisition shall have been consummated in accordance with the terms of the Specified Acquisition Agreement, and all conditions precedent to the consummation of the Specified Acquisition, as set forth in the Specified Acquisition Agreement, shall have been satisfied in all material respects without any waiver, amendment, supplement or other modification that is materially adverse to the interests of the Incremental Term Loan Lender; provided that any increase in the purchase price not in excess of $5,000,000 or any decrease of the purchase price not in excess of $5,000,000 shall not be deemed to be materially adverse to the interests of the Incremental Term Loan Lender; provided further, any change in definition of "Material Adverse Effect" (as defined in the Specified Acquisition Agreement) shall be deemed to be materially adverse to the interest of the Incremental Term Loan Lender.

(d)            Opinions of Counsel.  Receipt by the Administrative Agent of written opinions of counsel to the Loan Parties addressed to the Administrative Agent and the Incremental Term Loan Lender regarding, among other things, the binding effect and enforceability of this Incremental Term Loan Agreement and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(e)            Specified Acquisition. Receipt by the Administrative Agent of a copy of the Specified Acquisition Agreement (including, all schedules, exhibits, annexes, amendments and modifications thereto or thereof), together with all other material documents related thereto.

(f)            Specified Acquisition Agreement Representations.  The representations and warranties in the Specified Acquisition Agreement made by or with respect to the Acquired Business that are material to the interests of the Lenders are true and correct in all material respects, but only to the extent that the Borrower and/or any of its Subsidiaries, as applicable, has the right to terminate its or their obligations under the Specified Acquisition Agreement or not consummate the Specified Acquisition as a result of a breach of such representations in the Specified Acquisition Agreement.

(g)            Specified Representations of Loan Parties.  At the time of and immediately after giving effect to such Borrowing of the Incremental Term Loan, the representations and warranties set forth in Sections 4.1, 4.2, 4.3(b) (insofar as they relate to the execution, delivery and performance of the Loan Documents), 4.8, 4.10, 4.16 and 4.19 of the Credit Agreement shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date.

(h)            No Material Adverse Effect.  Since December 31, 2016, no "Material Adverse Effect" (as defined in the Specified Acquisition Agreement) shall have occurred.

(i)            Pro Forma Compliance Certificate.  At least five (5) Business Days prior to the date on which the Specified Acquisition Agreement is executed and delivered, receipt by the Administrative Agent of a Pro Forma Compliance Certificate from a Responsible Officer of the Borrower demonstrating that, after giving effect to the incurrence of such Incremental Term Loan on a Pro Forma Basis, the Loan Parties are in compliance with the financial covenants set forth in Sections 6.1 and 6.2 of the Credit Agreement recomputed as of the date on which the Specified Acquisition Agreement was entered into (which is not more than ninety (90) days prior to the consummation of the Specified Acquisition).

(j)            No Specified Event of Default.  No Specified Event of Default shall exist at the date the Specified Acquisition is consummated.

(k)            Note.  A fully executed Note for the Incremental Term Loan Lender.

(l)            Second Amendment.  Receipt by the Administrative Agent of counterparts of that certain Second Amendment to the Credit Agreement executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders party thereto.

(m)            Borrowing Notice.  Delivery by the Borrower of a written notice to the Incremental Term Loan Lender at least one Business Day prior to the requested Incremental Term Loan Funding Date.

(n)            Fees.  Receipt by the Administrative Agent of payment of all fees, expenses and other amounts due and payable on or prior to the Incremental Term Loan Funding Date in connection with the establishment of the Incremental Term Loan.

5.            Representations of the Loan Parties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Incremental Term Loan Lender as follows:

(a)            as of the date of execution and delivery of the Specified Acquisition Agreement, no Default or Event of Default existed;

(b)            as of the date of execution and delivery of the Specified Acquisition Agreement, the representations and warranties made by each of the Loan Parties in each Loan Document were true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); and

(c)            the Specified Acquisition satisfies clauses (a) through (d) (subject to the last paragraph of Section 2.23) of the definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement.

6.            Miscellaneous
(a)            This Agreement shall be deemed to be, and is, a Loan Document.
(b)            Effective as of the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement after giving effect to the Incremental Term Loan.
(c)            Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (v) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting.

(d)            Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
(e)            This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by any other electronic imaging means (including pdf), shall be effective as delivery of a manually executed counterpart of this Agreement.
(f)            This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: President and Chief Executive Officer

GUARANTORS:	CEJKA SEARCH, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY STAFFING, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY SUPPORT SERVICES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MDA HOLDINGS, INC., a Delaware corporation

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY HEALTHCARE, INC.
INCREMENTAL TERM LOAN AMENDMENT

ASSIGNMENT AMERICA, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

TRAVEL STAFF, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

LOCAL STAFF, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

MEDICAL DOCTOR ASSOCIATES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CREDENT VERIFICATION AND LICENSING SERVICES, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

OWS, LLC, a Delaware limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Executive Vice President

CROSS COUNTRY HEALTHCARE, INC.
INCREMENTAL TERM LOAN AMENDMENT

NEW MEDISCAN II, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

MEDISCAN NURSING STAFFING, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

MEDISCAN DIAGNOSTIC SERVICES, LLC, a California limited liability company

By:
/s/ William J. Grubbs
Name: William J. Grubbs
Title: Vice President

CROSS COUNTRY HEALTHCARE, INC.
INCREMENTAL TERM LOAN AMENDMENT

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
/s/ Sheryl Squires Kerley
Name: Sheryl Squires Kerley
Title: Vice President

INCREMENTAL TERM LOAN LENDER:	SUNTRUST BANK, as a Lender

By:
/s/ Sheryl Squires Kerley
Name: Sheryl Squires Kerley
Title: Vice President

CROSS COUNTRY HEALTHCARE, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

Lender	Incremental Term Loan Commitment
SunTrust Bank	$40,000,000
Total:	$40,000,000